Accrued Expenses and Other Liabilities - Summary of Accrued Expenses and Other Liabilities and Long-term Loans (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)
Accrued Liabilities and Other Liabilities [Abstract]
Current portion of long-term loans (Note 12)	¥ 30,000	$ 4,598
Accrued interests	2,526	387	¥ 312
Payroll and welfare payables	23,636	3,623	21,204
Other taxes payable	5,595	857	3,062
Payables for service fee	7,146	1,095	21,306
Product warranty liability	4,856	744	2,675	$ 409	¥ 85
Payables to suppliers	7,259	1,112	2,796
Others	560	86	1,955
Total	¥ 81,578	$ 12,502	¥ 53,310